UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
September 21, 2009

CompX International Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13905	57-0981653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 448-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On September 21, 2009, the registrant and certain of its wholly owned subsidiaries (CompX Security Products Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc. and Livorsi Marine, Inc., collectively the “Subsidiaries”) entered into a Third Amendment to Credit Agreement (the “Third Amendment”) among the registrant, the Subsidiaries, Wachovia Bank, National Association and Comerica Bank (collectively, the “Banks”).  The Third Amendment amended the Credit Agreement dated December 23, 2005 among the registrant, the Subsidiaries, the Banks and Compass Bank, as amended by the First Amendment to Credit Agreement dated as of October 16, 2007 among the same parties and the Second Amendment to Credit Agreement dated January 16, 2009 among the same parties (collectively as amended to date, the “Credit Agreement”).  As previously disclosed in the registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 21, 2009, on January 15, 2009, the aggregate commitment under the Credit Agreement was reduced from $50.0 million to $37.5 million to reflect Compass Bank’s exit as a lender under the Credit Agreement.

The primary purpose of the Third Amendment was to adjust certain covenants in the Credit Agreement in order to take into consideration the current and expected future financial performance of the registrant.  As of September 21, 2009, no amounts were outstanding under the Credit Agreement.  While the registrant currently expects that the adjustments to the covenants will allow the registrant to comply with the covenants through January 15, 2012 (the maturity date of the Credit Agreement), the registrant cannot assure such compliance.

The material changes to the Credit Agreement as effected by the Third Amendment are as follows:

•	the consolidated net worth covenant decreases from $77 million to $65 million;
•	the interest coverage ratio is adjusted to only include cash interest expense from the September 2009 fiscal quarter forward;
•	the permitted capital expenditures is adjusted to permit such expenditures up to 100% of depreciation and amortization for 2009 and 2010 and 125% of depreciation for 2011; and
•
borrowings are limited until the end of the March 2011 fiscal quarter to the sum of 80% of consolidated accounts receivable, net, 50% of consolidated raw material inventory, 50% of consolidated finished goods inventory and 100% of consolidated unrestricted cash and cash equivalents.

As a condition to the Third Amendment:

•
Wachovia Bank, National Association (“Wachovia”), as administrative agent for the benefit of the lenders under the Credit Agreement, and TIMET Finance Management Company, a corporation related to the registrant (“TFMC”), executed a First Amendment to Subordination Agreement dated September 21, 2009 (the “Subordination Agreement Amendment”); and

•
the registrant and TFMC executed an Amended and Restated Subordinated Term Loan Promissory Note dated September 21, 2009 in the original principal amount of $42,230,190 payable to the order of TFMC (the “Amended and Restated TFMC Note”).

The Subordination Agreement Amendment amended the Subordination Agreement dated October 16, 2007 between Wachovia, as administrative agent for the benefit of the lenders under the Credit Agreement, and TFMC.  The Amended and Restated TFMC Note amended and restated the Subordinated Term Promissory Note dated October 26, 2007 in the original principal amount of $52,580,190 executed by the registrant and payable to the order of TFMC.  As of September 21, 2009, the principal amount outstanding under the original promissory note was $42,230,190 and the amount of accrued interest thereon was $152,448.09, which principal and accrued interest were carried over under the Amended and Restated TFMC Note.  The material changes effected by the Subordination Agreement Amendment and the Amended and Restated TFMC Note were the deferral of required principal and interest payments on the note until on or after January 1, 2011 and certain restrictions on the amount of such payments that could made after such date.

The descriptions of the Third Amendment, the Subordination Agreement Amendment and the Amended and Restated TFMC Note in this current report are qualified in their entirety by the specific terms of the Third Amendment, the Subordination Agreement Amendment and the Amended and Restated TFMC Note, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this current report and which terms are incorporated herein by reference.

The registrant also incorporates herein by reference the previous descriptions of the Credit Agreement that have not been replaced by the Third Agreement, which descriptions were contained in the registrant’s Current Reports on Form 8-K filed with the SEC on December 27, 2005, October 22, 2007 and January 21, 2009.

This current report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements concerning the registrant’s ability to comply with certain restrictive covenants contained in the Credit Agreement.  Any statement in this report that is not a statement of historical fact may be deemed to be a forward-looking statement.  Although the registrant believes the expectations reflected in such forward-looking statements are reasonable, it cannot give assurances that these expectations will prove to be correct.  Such statements by their nature involve substantial risks and uncertainties that could significantly impact expected results.  It is not possible to identify all of the risks and uncertainties the registrant faces that could cause actual results to differ materially from those described in this report.  These risks and uncertainties include without limitation, the future conditions in the credit markets, the results of negotiations with the Banks, the future liquidity of the registrant and its affiliates and the significant risk factors set forth in the registrant’s Annual Report on Form 10-K for the year ended December 31, 2008 that the registrant filed with the SEC effective February 26, 2009.  Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those expected.  The registrant disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of changes in information, future events or otherwise.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Description

10.1*
Third Amendment to Credit Agreement dated as of the September 21, 2009 by and among the CompX International Inc., CompX Security Products Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc., Livorsi Marine, Inc., Wachovia Bank, National Association and Comerica Bank.  Certain exhibits, annexes and similar attachments to this Exhibit 10.1 are either filed under a separate item number to this list of exhibits or have not been filed, and, upon request, the registrant will furnish supplementally to the SEC a copy of any such omitted exhibit, annex or attachment.

10.2*
First Amendment to Subordination Agreement dated as of the September 21, 2009 by TIMET Finance Management Company and Wachovia Bank, National Association.  Appendix A to Exhibit A to this Exhibit 10.2 has been filed as Exhibit 10.3 to this current report. The rest of Exhibit A has been omitted, and upon request, the registrant will furnish supplementally to the SEC a copy of the omitted part of Exhibit A to this Exhibit 10.2.

10.3*
Amended and Restated Subordinated Term Loan Promissory Note dated September 21, 2009 in the original principal amount of $42,230,190 payable to the order of TIMET Finance Management Company by CompX International Inc.

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CompX International Inc.
(Registrant)

By: /s/ A. Andrew R. Louis
Date: September 24, 2009	A. Andrew R. Louis, Secretary

INDEX TO EXHIBITS

Item No.	Description

10.1*
Third Amendment to Credit Agreement dated as of the September 21, 2009 by and among the CompX International Inc., CompX Security Products Inc., CompX Precision Slides Inc., CompX Marine Inc., Custom Marine Inc., Livorsi Marine, Inc., Wachovia Bank, National Association and Comerica Bank.  Certain exhibits, annexes and similar attachments to this Exhibit 10.1 are either filed under a separate item number to this list of exhibits or have not been filed, and, upon request, the registrant will furnish supplementally to the SEC a copy of any such omitted exhibit, annex or attachment.

10.2*
First Amendment to Subordination Agreement dated as of the September 21, 2009 by TIMET Finance Management Company and Wachovia Bank, National Association.  Appendix A to Exhibit A to this Exhibit 10.2 has been filed as Exhibit 10.3 to this current report. The rest of Exhibit A has been omitted, and upon request, the registrant will furnish supplementally to the SEC a copy of the omitted part of Exhibit A to this Exhibit 10.2.

10.3*
Amended and Restated Subordinated Term Loan Promissory Note dated September 21, 2009 in the original principal amount of $42,230,190 payable to the order of TIMET Finance Management Company by CompX International Inc.

*	Filed herewith